EXHIBIT 10.40.2




                    AMENDMENT AGREEMENT NO. 2


     AMENDMENT AGREEMENT NO. 2 dated as of October 31, 1998 (this "Amendment") by and among (a) Filene's Basement, Inc., a Massachusetts corporation (the "Borrower"), (b) Filene's Basement Corp., a Massachusetts corporation (the "Guarantor"), (c) BankBoston, N.A. (f/k/a The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"),
(d) BankBoston, N.A. (f/k/a The First National Bank of Boston), as agent for itself and the Banks (the "Agent"), amending the Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 30, 1998 (as amended and in effect from time to time, the "Credit Agreement") among the Borrower, the
Guarantor, the Banks and the Agent. Capitalized terms used herein without other definition shall have the meanings assigned to them in the Credit Agreement.

      WHEREAS, upon the terms and subject to the conditions contained herein, the Borrower, the Guarantor, the Agent and the Majority Banks wish to amend certain provisions of the Credit
Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

      1.   Amendment  of  Section 11.1 of the  Credit  Agreement.
Section 11.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the table set forth at the end of such section to read as follows:

                  Period             Amount

           Four      consecutive   $14,500,000
           fiscal       quarters
           ending on January 31,
           1998

           Four      consecutive   $15,000,000
           fiscal       quarters
           ending on each of May
           2, 1998 and August 1,
           1998

           Four      consecutive   $14,500,000
           fiscal       quarters
           ending on October 31,
           1998

           Four      consecutive   $20,000,000
           fiscal       quarters
           ending on January 30,
           1999 and thereafter


      2. Amendment Fee. The Borrower shall pay to the Agent, for the account of the Banks due and payable on the Effective Date, an amendment fee (the "Amendment Fee") as agreed to and set forth in a separate fee letter between the Borrower and the Agent.

      3. Conditions To Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") upon satisfaction of the following conditions: (a) the Agent receives facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Borrower, the Guarantor, the Agent, and the Majority Banks and
(b) the Borrower shall have paid to the Agent the Amendment Fee.

        4.     Representation   and   Warranties;   No   Default;
Authorization.   Each  of the Borrower and the  Guarantor  hereby
represents and warrants to each of the Agent and the Banks as follows:

      (a) Each of the representations and warranties of each of the Borrower and the Guarantor contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

      (b) This Amendment has been duly authorized, executed and delivered by each of the Borrower and the Guarantor and shall be in full force and effect upon the satisfaction of the conditions set forth in 3 hereof, and the agreements of each of the Borrower and the Guarantor party hereto contained herein, in the Credit Agreement, as amended, and the other Loan Documents respectively constitute the legal, valid and binding obligations of each of the Borrower and the Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      4. Entire Agreement. This Amendment, together with the Credit Agreement as amended hereby, and the other Loan Documents, express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated except as provided in 27 of the Credit Agreement.

      5. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Credit Agreement or the other Loan Documents or in any related agreement or instrument to the Credit Agreement or the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby, pursuant to the provisions of the Credit Agreement.

      6. Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or the Guarantor or any right of the Agent or the Banks consequent thereon.

      7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      8.   Governing Law.  THIS AMENDMENT SHALL FOR ALL  PURPOSES
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS  OF
LAW).


IN WITNESS WHEREOF, the parties hereto have executed this Am endment as a document under seal as of the date first above written.



                              FILENE'S BASEMENT, INC.



                              By: /s/  STEVEN SIEGEL
                                 Name: Steven Siegel
                                 Title: Exec. Vice-President & Chief
                                           Financial Officer


                              FILENE'S BASEMENT CORP.



                              By:  /s/ STEVEN SIEGEL
                                 Name: Steven Siegel
                                 Title: Exec. Vice-President & Chief
                                           Financial Officer


                              BANKBOSTON, N.A. (f/k/a  The  First
                              National     Bank    of    Boston),
                              Individually and as Agent



                              By:  /s/ PAUL G. FELONEY
                              _________________________________
                                 Paul G. Feloney, Director

                              BANKAMERICA BUSINESS CREDIT, INC.



                              By:
                              _________________________________
                                 Name:
                                 Title:



                              HELLER FINANCIAL, INC.



                              By:  /s/ THOMAS BUKOWSKI
                              _________________________________
                                 Name: Thomas Bukowski
                                 Title: Senior Vice-President


                    RATIFICATION OF GUARANTY

The undersigned guarantor hereby acknowledges and consents to the foregoing Amendment as of October 31, 1998 and agrees that the Guaranty dated as of May 23, 1996 and amended and ratified as of January 30, 1998, in favor of the Agent for the benefit of the Agent and the Banks, and all other Loan Documents to which the Guarantor is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.


                              FILENE'S BASEMENT CORP.



By:____________________________________
                              Name:
                              Title: